Discontinued Operations	12 Months Ended
Dec. 31, 2022
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS
NOTE 18. DISCONTINUED OPERATIONS
In February 2019, we announced an agreement to sell our BioPharma business to Danaher Corporation. On March 31, 2020, we completed the sale for $20,718 million, after certain working capital adjustments. The consideration consisted of $20,301 million in cash and $417 million of pension liabilities that were assumed by Danaher Corporation. The Combined Statements of Income present the results of the BioPharma business as discontinued operations in the historical periods prior to sale, as further disclosed below.
Results of Discontinued Operations

	For the years ended December 31
	2022	2021	2020
Sales of products	$—	$—	$785
Sales of services	—	—	45

Total revenues	—	—	830

Cost of products	—	—	230
Cost of services	—	—	28
Selling, general, and administrative	—	—	142
Research and development	—	—	44

Operating income of discontinued operations	—	—	386
Non-operating income (loss) (a)	—	—	(7)
Gain on disposal	6	16	12,782

Income of discontinued operations, before income taxes	6	16	13,161
Benefit (provision) for income taxes	12	2	(1,317)

Income from discontinued operations, net of taxes	$18	$18	$11,844

Less net (loss) attributable to noncontrolling interests	—	—	(5)

Income of discontinued operations, net of taxes and amounts attributable to noncontrolling interests	$18	$18	$11,839

(a)
Non-operating
income (loss) includes Interest and other financial charges – net,
Non-operating
benefit (income) costs, and Other (income) expense – net related to the discontinued operations of the BioPharma business.